EXHIBIT 10.17

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.


                          CONTRACT OF LOAN TRANSACTION

                                  (Enterprise)

-------
Revenue
Stamp
-------


Corporation Hana Bank                                           Date   2005.3.21


Name                             (Sign)
      ---------------------------------
Address:



I understand that in the loan transaction with Corporation Hana Bank (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction will be applied. I duly recognize the following articles.

ARTICLE  1  CONDITIONS  OF  TRANSACTION

  The  conditions  of  transaction  are  as  follows.

(In the event there are multiple choices, please listen to the employee's explanation and place an "x" mark inside the appropriate "[ ]")



Loan subject     Comprehensive export funds
(Loan type)      (deeds loan, won currency)
---------------  --------------------------------------------------------------------------------
                 [ ] Limit transaction
Transaction      [ ] Revolving credit transaction
classification   [ ] Spent credit transaction
---------------  --------------------------------------------------------------------------------
Loan(limit)      [ ] One Billion Won, (W 1,000,000,000.00)
Amount           [ ]
---------------  --------------------------------------------------------------------------------
Commencement
Date             2005.3.21
---------------  --------------------------------------------------------------------------------
Expiry Date      2005.9.21
---------------  --------------------------------------------------------------------------------




                 [ ] Fixed (standard
                 contract of loan
                 transaction Article 3                             Arrears compensation
Interest rate,   Clause 2 Section 1)        % pa until expiry      interest (standard     Maximum
miscellaneous    ----------------------  ------------------------  contract of loan           %pa
                                                                   transaction Article 3
                                                                   Section 5)
                 [ ] Variable (standard  [ ] Standard interest
                 contract of loan              + (    ) %
                 transaction Article 3   [ ] Miscellaneous
                 Clause 2 Section 2)           (              )
---------------  ----------------------  ------------------------  ---------------------  -------

                                                                   Arrears compensation
                                                                   interest
                                                                   (standard contract
                                                                   of loan transaction
                                                                   Article 3, Section
Interest rate    Limit transaction : Refer to Article 4            5)                         %pa
---------------  ------------------------------------------------  ---------------------  -------

Calculation
of interest
and arrears      With 365 days considered as 1 year, interest is calculated on a daily basis. But
compensation     in foreign transactions, international and business customs will be applied.
---------------  --------------------------------------------------------------------------------
                 [ ] Execute the whole amount on commencement of loan
                 [ ] Part execution after  confirmation of the bank of asset purpose and required
                     Amount based on documentary evidence and spot goods
Method of        [ ] Execute as required by the customer with preset credentials
loan             [ ] Miscellaneous:
execution            (                                                         )
---------------  --------------------------------------------------------------------------------
                 [ ] Repayment of the whole amount on expiry of loan.
                 [ ] Defer payment for ( ) years ( ) months after commencement, installment repayment from ( ) ( ) ( ) every ( )months
                 [ ] Miscellaneous:
                     (                                                         )
                 [x] Any bank deposit repayments through ATMs or electronic banking
Method of        means after bank business hours may not be recorded as being repaid
repayment        on the day
---------------  --------------------------------------------------------------------------------
                 [ ] Initial  interest  on  commencement,  latter interests will be paid prior or upon final calculation of paid interest
                 [ ] Paid prior before expiry of bill
                 [ ] Initial  interest will be paid within ( )  months  of  commencement,  latter interests  will be paid within ( ) months of the day after final calculation of paid interest
                 [ ] Paid  on  repayment  date of installment repayment principal and interest or payment date of monthly deposit
                 [ ] Paid upon expiry on loan period
Time and         [ ] Miscellaneous
method of            (                                                         )
interest         [x] Any bank deposit repayments through ATMs or electronic banking
payment and      means after bank business hours may not be recorded as being repaid
method           on the day
---------------  --------------------------------------------------------------------------------
                 Concerning  deposit trust loans, if monthly deposit is arrayed for 4 consecutive
Offset special   months , the  bank may offset related account and loaned money before the expiry
condition        of loan period with notice
---------------  --------------------------------------------------------------------------------

ARTICLE  2  ARREARS  COMPENSATION

1. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

2. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7 (including standard contract of loan transaction Article 9, redemption debt of discount bill), arrears compensation shall be made according to the amount of loan remaining.

ARTICLE 3 TOTAL AMOUNT OF LOAN AND NOTIFICATION OF INSTALLMENT REPAYMENT DATE CHART

1. In the case of an installment repayment loan, the total amount of debt will be decided after the execution. The method of execution will be based on installment repayment date chart, receipts and other evidences.

2. In the case of installment repayment loan other than installment credit loan and benefit, the bank shall make out and notify the debt-related persons of an installment repayment date chart.

ARTICLE  4  REDUCTION  AND  SUSPENSION

1. In the case of a line transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the loanee. In this event the loanee shall pay any amount exceeding the line due to the reduction.

2. The bank shall withdraw the reduction or the suspension caused by the reasons stated in Clause once such matters are solved and normal loan transaction is possible.

ARTICLE  5  SERVICE  CHARGE  FOR  REMAINING  LINE  IN  THE  CONTRACT

In the case of a line transaction or foreign currency loan and there exists a separate clause for any remaining amount within the credit line set in Article 1, service charge shall be paid according to the standards set by the clause.


ARTICLE  6  REVENUE  STAMP

1. Revenue stamp cost incurred by this contract shall be paid by ([ ] loanee, [ ] bank, [ ] loanee and bank 50% each).

2. In the event the bank pays the revenue stamp cost that was to be paid by the loanee according to Clause 1, it shall be paid within a short period according to bank's standard contract of loan transaction Article 4.

ARTICLE  7  REPAYMENT  CURRENCY  AND  EXCHANGE  RATES

Principal and interest of foreign currency loan may be repaid with loaned currency or with won currency. Exchange rate in the event of repayment through won currency the telegraph transfer sales rate towards customer shall be applied.

ARTICLE  8  SECURITY  AND  INSURANCE

The loanee will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the loanee shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  9  SECURITY  RIGHT

1. A pledge has been placed on the deposit shown below and transfer of its evidence (bank book) to the bank complete for the security of the debt by this contract.

2. The effect of the pledge in Clause 1 includes principal and interest, earning rights (includes any amount deposited after the contract) and any collaterals to the above including interests, earning rights to earnings, special subsidies and court subsidies.

3. The effects of the above pledge will persists in the event of extension of period, rewriting, renewal, division, incorporation, augmentation or reduction of the deposit, and if the trust, the target, has been extended or automatically extended due to arrears the pledge will still have effect above its earning rights.

4. The bank may elect not to exercise the pledge stated in Clause 1 and instead opt for proxy appropriation of restoration repayment or apply commercial customs for the debt of the bank and the deposit shown below according to the bank's standard contract of loan transaction.

*  Deposits  for  the  purpose  of  pledge

        Deed record     Holder or
        number          truster      Amount                Total deposit
Type    --------------  -----------  (Contractual          Amount til                   Date on deed  Payment date
                                     Amount)               20  .  .
        Account number  Beneficiary
------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

ARTICLE  10  DUTY OF MAINTENANCE OF REPAYMENT MEANS

1. I shall maintain adequate financial ratio as shown below for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

Classification     20  .     20  .     20  .     20  .     20  .
--------------     -----     -----     -----     -----     -----
 Debt ratio            %         %         %         %         %
 Self asset ratio      %         %         %         %         %
 (      )ratio         %         %         %         %         %
 (      )ratio         %         %         %         %         %

2. In the event of the following, the bank shall be consulted and agreed upon in advance.

     1. Merger, business transfer/acquisition and other sale/rent of important assets

     2. Investment on fixed assets for reasons other than specified in the contract

     3.  Surety  for  other's  debts

     4.  Entering  new  business  or  foreign  investment

     5. Company structure work out, privatization, or any other significant management changes

3. I shall agree to the acts of following sections if the bank so requires for the maintenance of the transaction contract.

     1.  Sales  of  owned  real  estates  or  securities

     2.  Investment  of  majority  shareholder

     3. Issuance of new shares to be purchased or going public of the company

4. The 1st and the 3rd Clause will only be applied in the presence of any special agreements for each Clause between the loanee and the bank.

ARTICLE  11  SUBMISSION  OF  DATA

1. I agree to submit the following documents stated below in each respective period and any other documents required for the maintenance of the loan contract on the bank's request according to bank's standard contract of loan transaction
Article  17  and  Article  19.

     1. Each quarter : Surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items

     2. Each half-year : Half-year accounts report, surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items

     3. Each year : Certified public accountant's inspection report (financial statement of settlements), related statement of settlements, corporation registration transcript, business registry, shareholders book, article of corporation, summary sheet of earned income tax collected, estimated statement of settlements (3 years), state of major business relations, copies each permits and technology permit related documents (KS, ISO, patent rights, etc), labor-management dispute statement, miscellaneous product descriptions, concentric trades reference data, etc.

     4. On demand : Trial balance of totals and balances, statement of current debts, documentary evidence of asset spending, etc.

2. I agree to submission of the following documents on request of the bank for the purpose of the company's foreign currency risk state and maintenance conditions in evaluating credit information.

     1. Foreign currency risk maintenance structure and maintenance regulations conditions

     2.  Foreign  currency  supply  and  application  statement

     3.  Foreign  currency  derivative  product  trade  statement

ARTICLE  12  MISCELLANEOUS  SPECIAL  CLAUSES







                                  (Name)                                  (Sign)
----------------------------------------     -----------------------------------


I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents



                                  (Name)                                  (Sign)
----------------------------------------     -----------------------------------

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.


                                     In charge Responsible Deputy Branch manager
                                     --------- ----------- ------ --------------
-------
Revenue
 Stamp
-------


                      (   ) TRANSACTION ADDITIONAL CLAUSES
             (Limit increase, extension of limit transaction period)

  To Hana Bank                                                         2005.9.21
               Name                              (Tel:           )
               --------------------------------  -------------------------------
               Address

               Company  Address
                                                 (Tel:           )
               Company  Name                     (Cell:          )


               Joint  surety                     (Tel:           )
               --------------------------------  -------------------------------
               Address

               Company  Address
                                                 (Tel:           )
               Company  Name                     (Cell:          )
               Joint  surety                     (Tel:           )
               --------------------------------  -------------------------------
               Address

               Company  Address
                                                 (Tel:           )
               Company  Name                     (Cell:          )


To the (          ) transaction contract (Limit        won) in     .   .   , the
following (            ) additions  are  confirmed.

Limit  increase
---------------
     The  amount  increased  :                           Won
     (Total  limit  after  increase  :                    Won)


Extension  of  limit  transaction  period
-----------------------------------------
     A.  Transaction  period after extension : Until 2005 .12.21
     B.  Limit  amount  to  be  extended  :                   Won
     C.  Interest  rate  :  (                                   )
-----------------------------------------------------------------------------

         LOAN ([ ] EXTENSION OF PERIOD [ ] CHANGE OF CONDITION) APPLICATION

                                                                        Deputy
                     Confirm                                            branch
                     self-seal     In charge     Responsible     RM     manger
                   -------------  -----------  --------------  ------ ----------


To  Hana  Bank

I would like to change the conditions of the loan contract from your bank according to the following information.

* Current  Loan


Loan date  Loan subject  Loan amount  Expiry  Miscellaneous
---------  ------------  -----------  ------  -------------
           Trade funds
---------  ------------  -----------  ------  -------------

*  Extension  of  period

Part repayment  Application of amount of
amount          period extension          Expiry of extended period  Miscellaneous
--------------  ------------------------  -------------------------  -------------
One hundred
million won     Six hundred million won                           0              0
--------------  ------------------------  -------------------------  -------------

*  Change  of  conditions

Before change                After change
---------------------------  ---------------------

---------------------------  ---------------------
Reasons for change

--------------------------------------------------



                                   Name
                                   ---------------------------------------------
                                   Address


                                   Joint surety
                                   ---------------------------------------------
                                   Address

                                        (Tel:          Cell  :          )


                                   Joint surety
                                   ---------------------------------------------
                                   Address

                                        (Tel:          Cell  :          )

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.


                                     In charge Responsible Deputy Branch manager
                                     --------- ----------- ------ --------------
-------
Revenue
 Stamp
-------


                      (   ) TRANSACTION ADDITIONAL CLAUSES
             (Limit increase, extension of limit transaction period)

  To Hana Bank                                                         2006.3.21
               Name                              (Tel:           )
               --------------------------------  -------------------------------
               Address

               Company  Address
                                                 (Tel:           )
               Company  Name                     (Cell:          )


               Joint  surety                     (Tel:           )
               --------------------------------  -------------------------------
               Address

               Company  Address
                                                 (Tel:           )
               Company  Name                     (Cell:          )
               Joint  surety                     (Tel:           )
               --------------------------------  -------------------------------
               Address

               Company  Address
                                                 (Tel:           )
               Company  Name                     (Cell:          )


To the (          ) transaction contract (Limit        won) in     .   .   , the
following (            ) additions  are  confirmed.

Limit  increase
---------------
     The  amount  increased  :                           Won
     (Total  limit  after  increase  :                    Won)


Extension  of  limit  transaction  period
-----------------------------------------
     A.  Transaction  period after extension : Until 2006.6.21
     B.  Limit  amount  to  be  extended  :                   Won
     C.  Interest  rate  :  (                                   )
-----------------------------------------------------------------------------